SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 19, 2004

SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of February 1, 2004 and the Sale and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of Mortgage Loan Asset Backed Securities, Series 2004-1)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Loan Asset Backed Notes and Certificates, Series 2004-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by Registration Statement on Form S-3 (Registration File No. 333-111832) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,100,000,000 in aggregate principal amount of Class A, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Notes (the “Notes”) and Class S Certificates (the “Certificates” and, together with the Notes, the “Offered Securities”) of its Mortgage Loan Asset Backed Securities, Series 2004-1 and one class of trust certificates (the “Trust Certificates” and, together with the Offered Securities, the “Securities”) on February 19, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 22, 2004, as supplemented by the Prospectus Supplement, dated February 16, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, Indenture and Sale and Servicing Agreement (each as defined below) and other operative agreements executed in connection with the issuance of the Offered Securities, a form of which was filed as an exhibit to the Registration Statement.

The Class S Certificates and the Trust Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”) attached hereto as Exhibit 4.2, dated as of February 1, 2004, among Saxon Asset Securities Company, as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.  The Notes were issued pursuant  to an Indenture (the “Indenture”) attached hereto as Exhibit 4.3, dated as of February 1, 2004, between Saxon Asset Securities Trust 2004-1 (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).  The Securities are subject to a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), attached hereto as Exhibit 4.4, dated as of February 1, 2004, among the Issuer, the Depositor, the Indenture Trustee, Saxon Mortgage, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer. The “Notes” consist of the following classes: Class A, Class A-IO, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2.  The Notes are secured by the assets of a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon,  residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $647,714,353.37 as of February 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Sale and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Underwriting Agreement, dated February 16, 2004, among Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters.

4.2

Trust Agreement, dated as of February 1, 2004, among Saxon Asset Securities Company, as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank Trust Company Americas, as administrator.

4.3

Indenture, dated as of February 1, 2004, between Saxon Asset Securities Trust 2004-1, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee.

4.4

Sale and Servicing Agreement, dated as of February 1, 2004, between Saxon Asset Securities Trust 2004-1, as issuer, Deutsche Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:  /s/ Ernest G. Bretana

       Name: Ernest G. Bretana

       Title:   Vice President

Dated:   March 1, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Underwriting Agreement, dated February 16, 2004, among
Saxon Asset Securities Company, as depositor, Saxon
Mortgage, Inc., as master servicer, and Merrill Lynch, Pierce,
Fenner & Smith Incorporated, on behalf of the Underwriters.

4.2

Trust Agreement, dated as of February 1, 2004, among Saxon
Asset Securities Company, as depositor, Wilmington Trust
Company, as owner trustee and Deutsche Bank Trust Company
Americas, as administrator.

4.3

Indenture, dated as of February 1, 2004, between Saxon Asset
Securities Trust 2004-1, as issuer, and Deutsche Bank Trust
Company Americas, as indenture trustee.

4.4

Sale and Servicing Agreement, dated as of February 1, 2004,
between Saxon Asset Securities Trust 2004-1, as issuer, Deutsche
Bank Trust Company Americas, as indenture trustee, Saxon Asset Securities Company, as depositor, Saxon Mortgage, Inc., as master servicer and Saxon Mortgage Services, Inc., as servicer.